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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2007


                                BRIGHTPOINT, INC.
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             (Exact name of registrant as specified in its charter)



         Indiana                   0-23494                   35-1778566
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     (State or other             (Commission               (IRS Employer
     jurisdiction of             File Number)            Identification No.)
     incorporation)


2601 Metropolis Parkway, Suite 210, Plainfield, Indiana        46168
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       (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code   (317) 707-2355


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 2.01.        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On March 30, 2007, Brightpoint, Inc., an Indiana corporation (the "Registrant"), completed its acquisition of assets, and assumption of certain liabilities, of CellStar (as defined below) related to CellStar's United States operations and its Miami-based Latin America business (the "Acquisition"), pursuant to an Asset Purchase Agreement (the "Purchase Agreement") dated December 18, 2006 between 2601 Metropolis Corp., an Indiana corporation and wholly-owned subsidiary of the Registrant, and CellStar Corporation, a Delaware corporation, and certain of its subsidiaries (collectively, "CellStar"). A copy of the Purchase Agreement was previously filed as an exhibit to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on December 19, 2006 (the "Initial 8-K") and is incorporated herein by reference. As part of the Acquisition, Brightpoint North America, L.P., a Delaware limited partnership and wholly-owned subsidiary of the Registrant, acquired assets, subject to certain liabilities, related to CellStar's corporate and North American region operations, and Brightpoint Latin America, Inc., an Indiana corporation and wholly-owned subsidiary of the Registrant, acquired assets, subject to certain liabilities, related to CellStar's Latin American region operations. CellStar's operations in Mexico and Chile and other businesses or obligations of CellStar were not included in the Acquisition. Concurrently with the execution of the Purchase Agreement, the Registrant issued to CellStar a guaranty in respect of the payment and performance of all obligations of the buyer under the Purchase Agreement, subject to the terms and conditions of the Purchase Agreement (the "Purchase Agreement Guaranty"). A copy of the Purchase Agreement Guaranty was previously filed as an exhibit to the Initial 8-K and is incorporated herein by reference.

     In accordance with the terms of the Purchase Agreement, the originally announced estimated purchase price of $88.0 million was reduced to $62.4 million based upon a preliminary estimate of net asset adjustments. The purchase price is subject to further adjustments as the net asset adjustments and other matters set forth in the Purchase Agreement are finalized. At the closing, an aggregate of $8.8 million of the purchase price was deposited into an escrow account as security for CellStar's obligations under the Purchase Agreement for a period of six months. The purchase price for the assets acquired from CellStar was funded primarily through borrowings on the Registrant's revolving credit facility (described below).

     On February 16, 2007, the Registrant entered into a Credit Agreement (the "Credit Agreement") by and among the Registrant (and certain of its subsidiaries identified therein), the Guarantors (as defined therein), Banc of America Securities LLC, as sole lead arranger and book manager, General Electric Capital Corporation, as syndication agent, ABN AMRO Bank N.V., as documentation agent, Wells Fargo Bank, N.A., as documentation agent, Bank of America, N.A., as administration agent (the "Administrative Agent"), and the other lenders party thereto (collectively, the "Lenders"). The Credit Agreement established a five year senior secured revolving credit facility with a line of credit in the initial amount of $165 million. The line of credit contained an uncommitted accordion facility allowing the Registrant, under certain circumstances, to increase the total commitment under the revolving credit facility to up to $240 million. (A copy of the Credit Agreement was previously filed as an exhibit to the Registrant's Current Report on Form 8-K filed with the SEC on February 21, 2007 and is incorporated herein by reference). On March 30, 2007, the Registrant and certain of its subsidiaries entered into a Commitment Increase Agreement (the "Commitment Increase Agreement") with the Guarantors, the Administrative Agent and the Lenders to increase the total commitment under the revolving credit facility to $240 million.

     The foregoing description is qualified in its entirety by reference to the full text of the Purchase Agreement, the Purchase Agreement Guaranty, the Credit Agreement and the Commitment Increase Agreement (collectively, the "Transaction Documents"), which are attached to this Report as exhibits or incorporated herein by reference. The Transaction Documents have been attached or incorporated herein by reference to provide investors with information regarding their terms and are not intended to provide any other factual information about the Registrant, any subsidiary thereof, or CellStar. The Transaction Documents contain representations and warranties the parties thereto made to and solely for the benefit of


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the other parties thereto. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Transaction Documents. In addition, the Transaction Documents are modified by the underlying disclosure schedules and related documents. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Documents, which subsequent information may or may not be fully reflected in the Registrant's public disclosures.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     The information provided in Item 1.01 of this Current Report on Form 8-K regarding the Commitment Increase Agreement is incorporated by reference into this Item 2.03.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

     Exhibit 2.1* Asset Purchase Agreement dated as of December 18, 2006 by and among 2601 Metropolis Corp., CellStar Corporation, National Auto Center, Inc., CellStar, Ltd., and CellStar Fulfillment, Ltd.(1)

     Exhibit 10.1  Guaranty dated December 18, 2006 by Registrant.(2)

     Exhibit 10.2 Credit Agreement dated February 16, 2007 by and among Brightpoint, Inc. (and certain of its subsidiaries identified therein), Banc of America Securities LLC, as sole lead arranger and book manager, General Electric Capital Corporation, as syndication agent, ABN AMRO Bank N.V., as documentation agent, Wells Fargo Bank, N.A., as documentation agent, Bank of America, N.A., as administration agent, and the other lenders party thereto.(3)

     Exhibit 10.3 Commitment Increase Agreement dated as of March 30, 2007 among Brightpoint, Inc. (and certain of its subsidiaries identified therein), the guarantors identified therein, the lenders identified therein, and Bank of America, N.A., as administrative agent.

     * The Registrant omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and shall furnish supplementally to the SEC copies of any of the omitted schedules and exhibits upon request by the SEC.

     (1) Previously filed as Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed with the SEC on December 19, 2006 and incorporated by reference herein.

     (2) Previously filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed with the SEC on December 19, 2006 and incorporated by reference herein.

     (3) Previously filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed with the SEC on February 21, 2007 and incorporated by reference herein.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               BRIGHTPOINT, INC.
                                               (Registrant)


                                               By: /s/ Steven E. Fivel
                                                   -----------------------------
                                                   Steven E. Fivel
                                                   Executive Vice President,
                                                   General Counsel and Secretary


Date: April 5, 2007


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